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                                                                    Exhibit 10.3

                 PRODUCT DEVELOPMENT AND DISTRIBUTION AGREEMENT
                                   AMENDMENT

This Amendment is made and entered into between Accent Color Sciences Inc., a corporation organized under the laws of the State of Connecticut, U. S. A., with an office in East Hartford, Connecticut (hereinafter referred to as "ACS"), and Xerox Corporation, a corporation organized under the laws of the State of New York, U.S.A., with an office in El Segundo, California (hereinafter "Xerox") and amends that certain agreement between the parties effective February 16, 1996 styled a Product Development and Distribution Agreement ("Agreement") , and shall be effective as of the date the last signature is affixed hereto. The Agreement is amended as follows:

   1. Notwithstanding any term or condition to the contrary contained in the Agreement or in the letter dated February 14, 1996 from Richard Coburn of ACS to Gerhard Moll of Xerox , the duration of Xerox' exclusive rights as set forth in paragraphs 2.08(c) and 4.12 of the Agreement shall be coextensive with the period of time that any amounts owed by ACS to Xerox under the Loan Agreement and Promissory Note dated February 29, 1996 remain outstanding or, subject to Xerox purchasing reasonable quantities of Products from ACS under the Agreement, the initial term of this Agreement, whichever is last to occur.

   2. The parties agree that the phrase "exclusive use" as contained in the letter dated February 14, 1996 from Richard Coburn of ACS to Gerhard Moll of Xerox encompasses the exclusive right of Xerox to distribute the applicable future ACS products.

   3. In all other respects the terms of the Agreement remain in full force and effect.



IN WITNESS WHEREOF, authorized representatives of the parties have affixed their signatures as of the Effective Date.

XEROX CORPORATION                     ACCENT COLOR SCIENC INC.
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By:  _________________________      By:  __________________________
     Name                                Name

     _________________________           __________________________
     Title                               Title

Date:  ________________________     Date: _________________________